SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report  August 15, 1996

PBT MASTER CREDIT CARD TRUST SERIES B
(Exact name of registrant as specified
in Department of the Treasury, Internal
Revenue Service Form SS-4)

Servicer of the Trust
Exact name as specified in Servicer's
charter: THE PRUDENTIAL BANK AND TRUST
COMPANY

State or other jurisdiction of incorporation of Master Servicer:
Georgia

Commission File Number of Registrant: 33-
47311

IRS Employer Identification Number of
Registrant:
58-0513395

Address of principal executive offices of
Master Servicer:
One Ravinia Drive,   Suite 1000,
Atlanta, Georgia  30346

Servicer's telephone number:
  770-604-7033

Item 5.   Other Events.

On or about August 15, 1996, principal and interest in accordance with the
Pooling and Servicing Agreement dated
as of June 1, 1992 (the Agreement),
among The Prudential Bank and Trust
Company, as trustee (the Trustee),
were distributed to holders
(Certificateholders) of the 6.25%
Credit Card Receivables
Certificates evidencing undivided
fractional interests in PBT Master Credit
Card Trust in accordance with the
Agreement.
 A copy of the monthly Certificateholders'
Statement, as defined in the Agreement,
was furnished to each Certificateholder in accordance with the Agreement. A copy of the Monthly Certificateholders'
Statement is being filed as Exhibit 99 to this Current Report on Form 8-K.
Item 7(c).     Exhibits
 Exhibit No. 99
Monthly Certificateholders Statement
with respect to the August 15, 1996
distribution.

SIGNATURES


Pursuant to the requirements of the
Securities Exchange Act of 1934, the
registrant has caused this report to be
signed on its behalf by the undersigned
hereunto duly authorized.



Date:     August 15, 1996

PBT MASTER CREDIT CARD TRUST SERIES B
By: THE PRUDENTIAL BANK AND TRUST
COMPANY, as Servicer


by:
     Name:   Richard C. Keene
     Title:       Vice President



INDEX TO EXHIBITS

Exhibit No. 99
Page:1
Description:
Monthly Certificateholders
Statement with respect to the
August 15, 1996 distribution.